Exhibit 99.1

2010 Dover Day Investor Conference November 15, 2010

Forward Looking Statements 2 We want to remind everyone that our comments may contain forward-looking statements that are inherently subject to uncertainties. We caution everyone to be guided in their analysis of Dover Corporation by referring to our Form 10-K for a list of factors that could cause our results to differ from those anticipated in any such forward looking statements. We would also direct your attention to our internet site www.dovercorporation.com, where considerably more information can be found.

Dover Day 2010 Agenda Dover Day 2010 Agenda 3

Bob Livingston President and Chief Executive Officer

2010 Review - Strong Performance in a Recovering Economy 2010 - Strong Performance Revenues up > 20% All segments grew Sizable recovery in Electronic Technologies and Fluid Solutions Segment margins ^ 16% Estimated EPS up over 70% Estimated free cash flow around 10% of revenue 55th straight year of dividend increase Market Wins Share gains across portfolio Successful new product launches Growing penetration in BRIC countries, especially China 2 Continuing Earnings Per Share 2008 2009 2010 * Excludes discrete tax benefits of $0.15 EPS in Q2 2009, and $0.20 EPS in Q3 2010

Positioning for Growth Maintaining advantaged Dover business model Maintaining advantaged Dover business model Strategic Focus Areas 3 What we said last year........... Capturing the Benefits of Common Ownership Disciplined Capital Allocation

Positioning for Growth - Five Key Growth Spaces 4 60% of 2010 Revenue & 70% of 2010 Segment Earnings Energy Product Identification Refrigeration & Food Service Equipment Communication Components Fluid Solutions

Increased living standards Infrastructure build-out Manufacturing/LCC capabilities International/ BRIC growth Global energy demand Increased demand, depleting resources Renewable energy technologies Emerging market growth Sustainability Energy efficiency Environmentally friendly products Recycling Consumer product safety Product identification Traceability Food safety Mobile devices Defense spending/ geopolitics Infrastructure 5 Communications Tailwinds 5

Positioning for Growth - Historical Perspective 6 10% 11% 6% 6% 4% 4-Year CAGR's* $1 B Growth spaces have performed well over the last five years * Includes organic & acquisition growth Profitable Growth - Margins Improved 220bps

Positioning for Growth - A Look Forward 7 5- 6% 5 -7% 8 -10% 10-12% 5 - 7% $1.2 B * Includes only organic growth Profitable Growth - Margins Expected to Improve 130 - 190bps (2010 -2013) 3-Year CAGR's* Expectations for solid organic growth

Dover's Revenue Outlook - Total Company 8 6 - 8% $9 B Will achieve 7% revenue growth at the mid- point of our forecast * Includes organic & acquisition growth through 2010 and only organic growth thereafter Segment Margins Expected to Improve 105 - 195 bps (2010 to 2013) 3-Year CAGR's*

Market Success - Knowles 9 Relentless focus on improving technology Provide unparalleled service 1,000,000,000th SiSonic(tm) shipped Capacity expansion and productivity activities have enabled SiSonic(tm) production volumes to keep pace with demand

10 Market Success - US Synthetic Relentless focus on improving technology Provide unparalleled service $250 M

11 Leveraging our technology into new spaces Provide unparalleled service Solar Bookings as a % of Total DEK Bookings Market Success - DEK

12 Diversified End-Markets Based on Q3 2010 revenue Based on estimated 2010 full year revenue Asia is fastest growing region in 2010 Quarterly revenue surpasses Europe in Q3 Developing markets are focus areas of growth Businesses spread across economic cycles

13 Economic Cycle Business Diversity Mid Cycle Early Cycle Late Cycle

Expanding Margins Significant segment margin expansion Each segment has displayed significant margin expansion Focus on productivity including supply chain Strategic pricing Portfolio shaping 14

Productivity Operational Excellence Safety Quality Productivity Supply chain Lean Facility consolidation Shared Facilities Regional support centers Shared manufacturing centers Strategic Pricing Price for value delivered 15 Lean Event at Blackmer Shared Manufacturing in Suzhou, China

Global Supply Chain Initiative - Recap Milestones achieved Several waves completed, 6%-7% savings will be achieved Significantly reduced supplier count, consolidated spend Implemented rigorous supplier criteria Established Asian procurement office Early stages of a long term process Change management IT support Dynamic materials environment 16 Key element of our productivity efforts

Global Supply Chain Initiative - Update 17 Total Annual Spend: $4B Currently being addressed Opco unique or specialized parts, materials and services Estimated 2010 savings Estimated 2011 incremental savings Will be addressed in the future

Conclusion - Financial Goals - Next Three Years 18 GROWTH Grow 6% - 8% organically, complemented by acquisition growth of 3% - 5% Total shareholder return in the top quartile of our peer companies MARGIN Expand segment margin to 17% - 18% by 2013 CASH FLOW Generate free cash flow of 10% of revenue

Bill Spurgeon President and Chief Executive Officer

Fluid Management

2010E REVENUE
≈ $7.0B

Electronic Technologies (20%)	Industrial Products (26%)	Engineered Systems (31%)	**Fluid Management (23%)**

COOK COMPRESSION · WAUKESHA BEARINGS · NORRIS PRODUCTION SOLUTIONS · QUARTZDYNE · USSynthetic

Energy

Leading component and service supplier serving:

- **Oil & gas drilling and production**
- **Gas processing and transmission**
- **Turbine power generation**

PSG PUMP SOLUTIONS GROUP · OPW · Hydro · OPW FLUID TRANSFER GROUP · CPC Colder Products Company Quick Couplings & Fittings for Plastic Tubing

Fluid Solutions

Specialty fluid handling products

- **Pumps and compressors**
- **Vehicle fueling components**
- **Hazardous fluid handling components**
- **Quick disconnect couplings and fluid dispensers**

DOVER FLUIDMANAGEMENT 2

Fluid Management Performance Update 3 Performance Update Improving revenue and margins Record margins with 35% year-over-year conversion Approaching record 2008 levels DFM sales up 28% overall and Asia sales up 43% year-over-year YoY working capital down 90 bps to 14.4% of sales Recent Trends NA drilling activity shifts toward oil and liquid shale, driving growth in sucker rods and drilling equipment Industrial pump demand remains strong International environmental awareness and safety regulations increase

Fluid Management Market Overview 4 4 Growing energy demand Increasing challenges to extract oil & gas Maturing fields, declining production rates Extractions in harsher environments Work force demographics, need for remote monitoring Sustainability Increasing regulation and customer needs Infrastructure Globalization of infrastructure spend BRIC development, rising standard of living Urbanization, increased infrastructure needs e.g. retail fueling, waste water management systems "Zero harm" standards Leak prevention and containment Increased efficiency More active monitoring

Market Driver: Drilling Technology 5 Advanced technology used in horizontal drilling harvests hard to reach oil and gas fields 90% of horizontal rig drill bits utilize PDC inserts US Synthetic bit inserts help increase productivity Quartzdyne sensors enable drillers to control mud pressures- saving mud and the environment % Horizontal Drilling Rigs in USA Vertical & Directional Source: Spears 100% 90% 80% 70% 60% 50% 40% 30% 20% 10% 0% Horizontal % Horizontal Drilling Rigs in USA

Market Driver: Demand and Depletion 6 World energy demand continues to grow Depletion rates are accelerating - increasing demand for artificial lift technology Output from existing fields will drop two thirds by 2030 Advancements in artificial lift, monitoring & automation required to maintain/improve extraction and production levels 75 Mbd decline

Market Driver: Core Industrial Growth 7 Largest markets: Oil & Gas, Water/Waste Water, Chemicals/Hygenic/General Industrial Dover Pump Solutions Group (PSG) well positioned Providing complete pump portfolio for distributors and end customers Pursuing acquisitions to address product portfolio gaps Aftermarket represents a key component of revenue as MRO and service are critical Positive Displacement Pump Market Size $7.1B (2009-16 CAGR 4.1%) Piston 15.9% Gear 17.5% Progressive Cavity 20.5% Lobe 8.3% Peristaltic 6.6% Vane 6.0% Diaphragm 25.2% Represents areas Fluid Management operates within today

Fluid Management Outlook

Energy



Revenue
$1.2B
CAGR 10-12%
2008
2009
2010
2011
2012
2013

Fluid Solutions



Revenue
$.9B
CAGR 5-7%
2008
2009
2010
2011
2012
2013

	Energy	Fluid Solutions
Growth Strategies	▪ Growth in ME and Latin America ▪ Remote monitoring and automation ▪ Acquisitions- Target products and geographies ▪ Lean ▪ New Product Development	▪ Growth in BRIC markets ▪ Environmental compliance ▪ NPD ▪ Acquisitions- adjacent products and geographies ▪ Supply Chain ▪ Lean

8

Fluid Management Growth Strategies 9 Global Expansion BRIC Middle East New Products for Growth Enhance productivity and profitability Environmental and safety requirements Value Creating Acquisitions Operational Excellence Safety Supply Chain Lean Talent Development

Growth Strategy: Global Expansion 10 Investing in emerging markets to accelerate growth (2010-2013 organic CAGR 22.8% projected) BRIC countries will continue to invest at a faster rate reaching 28% of GFI by 2013 Aligning operations with local markets Targeting acquisition growth in emerging markets Suzhou, China Shanghai, China Sao Paulo, Brazil Mexico Chennai, India Country GFI CAGR 2010-'13 DFM CAGR 2010-'13 India 11.6% 35.1% Russia 9.6% 38.8% China 9.4% 21.1% Brazil 9.2% 15.3% Source: Economist, May 2010 GFI- Global Fixed Investment

Global Expansion: Commercial & Retail Fueling 11 Significant infrastructure growth Rapidly accelerating energy demand - drives need for more fueling operations Increased environmental regulations & safety compliance (vapor recovery, spill containment, over fill prevention, etc.) Growing demand for greater fuel asset accountability & control China Total Vehicle Sales (Annual Units Sold, Millions) OPW Revenue China right indexed (line) Chinese Vehicle Sales CAGR 19.4% OPW Revenue CAGR 26.9%

Innovation & New Products for Growth 12 Energy & Efficiency Improvements Environmental Protection Safety Remote Monitoring & Automation OPW Total Vapor Solution Cook/Windrock Auto Balance System Wilden ProFlo X(tm) AODD Pumps Norris Production Solutions Plunger Enhanced Chamber Lift Profit improvement & environmental protection Energy efficiency & profit improvements Improves efficiency and reduces power consumption Significant production & profitability Improvement Value Drivers

Innovative Products: Waukesha Magnetic Bearings Product: Magnetic bearing system for large motor- driven compressor which provides remote monitoring, diagnostics and tuning capability Results: 34% savings in initial investment cost (no building, oil-free bearing system) 24% savings in maintenance expenses 2% savings in power consumption Overall - 12% lifetime reduction in total cost of ownership 13 CAGR 15% Magnetics Division Growth

Value Creating Acquisitions 14 Focus areas of Artificial Lift, Power Generation, and Pumps Criteria for DFM Strategic Acquisitions: Strong market position in adjacent spaces Differentiated technology, leading brands Customer focused, value added solutions Complementary to DFM, tangible cost and revenue synergies Extend DFM geographic footprint

Operational Excellence 15 Emphasis on Safety Improving working environment Reduce workers' comp costs Supply Chain Savings Reducing costs Rationalizing suppliers Upgraded procurement teams & processes Lean Lean leadership development & training Productivity gains = margin improvement Combined Griswold & Wilden under one roof Reduced manufacturing floor space by 72% Reduced manpower by 60%

Summary 16 Well Positioned to Grow 2%-3% 6%-8% 2%-3% 1% 1% Fluid Management Revenue Outlook CAGR 7%- 9% $2.1B Organic Growth of 7 - 9% New Product Development Global Expansion Continued Margin Expansion Operational Excellence Strategic Pricing Talent Development Value Creating Acquisitions

Ray Hoglund President and Chief Executive Officer

Engineered Systems

2010E REVENUE ≈ $7.0B

Electronic Technologies (20%)	Fluid Management (23%)	Industrial Products (26%)	**Engineered Systems (31%)**

Engineered Products

Leading suppliers of:

- **Commercial food service/display equipment**
- **Refrigeration and cooling systems**
- **Food packaging equipment**

Belvac Production Machinery, Inc. · SWEP · Hill PHOENIX · unified brands · TIPPERTIE

Product Identification

Worldwide suppliers of industrial marking & coding systems serving:

- **Food & beverage**
- **Pharmaceutical**
- **Cosmetics**
- **Electronic & other industrial**

datamax-o'neil · markem-imaje

DOVER ENGINEERED SYSTEMS
2

Engineered Systems Performance Update Performance Update Improving revenue and margin trends Both acquisition and organic growth Margins benefit from prior year restructuring efforts and volume growth Hill PHOENIX delivers record results Working capital 18.3% of sales Engineered Systems record sales, bookings and earnings Recent Trends Innovation efforts continue to support the launch of several new products and technologies Customer-focused approach facilitates high order intakes Commercial construction market remains weak Volatile commodity market continues to be a risk to the bottom line 3

Engineered Systems Outlook 4 4 CAGR 9%- 11% CAGR 5%- 7% $1.8B $1.2B

Engineered Systems Strategic Focus Capitalize on Market Trends Traceability (supply chain efficiency, food safety) Sustainability (eliminating waste/cost, reducing GHG emissions) Expand in Growing Markets BRIC Operational Excellence Safety Lean Strategic Pricing Talent Development Tuck In and Adjacent Market Acquisitions 5

Engineered Systems Market Detail DES Customers Include Sophisticated Multi Nationals in Food, Consumer Staples and Industrial Goods 6

Engineered Systems Market Overview 7 7

Engineered Systems Market Detail

Market Drivers

- Food
- Beverages
- Household Products
- Pharmaceuticals
- Cosmetics
- Industrial Goods

More People



2004-09 Population Growth
U.S + Europe
+22M
0.9% per year
Brazil
+10M
1.0% per year
China
+36M
0.6% per year
India
+87M people
1.5% per year

Global population CAGR: ~1.2%
(70 million people per year)

Rising Living Standards



2004-09 GDP Per Capita Growth
U.S
4.4% per year
Europe
3.6% per year
Brazil
19%
China
21%
India
14%

Global GDP per capita
CAGR: ~7.5%

Government Lift

- Rural development
- Energy
- Sustainability
- Safety, traceability
- Income redistribution

Growth Multiple: +

DOVER ENGINEEREDSYSTEMS
8

Tailwinds and Growth Drivers 9 Retail Equipment/Food Service Equipment Drivers: Population Growth = 1.2% CAGR Rising Standards of Living Increased Governmental Regulation Channel Convergence Shift to eco-friendly technologies $38 Billion Global Market Non-Food Ultra Low Temp $1.1B Walk-In Coolers $1.3B Specialty Chillers $1.2B Vending Ice Machines $2.0B Self Contained / Reach-In $2.1B Industrial / Ammonia $2.8B Transport Refrigeration $3.2B Commercial Refrigeration Systems and Case Displays $6.3B Commercial Food Service Equipment $18B

"Customer Expansion" Benefiting from Channel Convergence 10 Walgreens moves into perishable foods Roll-out in 100 stores in 2011 2000 potential remodels

Investing in Organic Growth 11 11 Hill PHOENIX - Case Division Plant II 320,000 Sq. Ft. - Production Started May 1, 2010 Dedicated Facility For Door Cases & Service Parts Sales Revenue Generated $105M Door Cases & $18M Service Parts Investment Dollars - $10M

Innovation & Growth - Hill PHOENIX 12 95% Reduction in Refrigerant Less than 150 lbs to operate a typical medium temp system Potential to reach 0% leak rate Patent protected "multi-channel" heat exchanger Modular "plug and play" construction $20 - 30M Annual Sales Potential Second Nature(r) Compact Chiller

New Market Growth - Unified Brands Intek Steamer Simple, reliable Energy Star Expands and completes our steamer oven product offering 13 Intek Steamer - Target Market K-12 School Systems

Innovation & Growth - SWEP SWEP Sweeps 2010 Frost & Sullivan Europe Market Share Leadership Award 40% of the European brazed plate heat exchanger market Increased product resistance to corrosion Eight new products in 2009 ISO14001 certified Products for environmentally-friendly refrigerants; higher energy efficiency resulting in cost savings 14 (CHART) CAGR 13%

Drivers: Population Growth = 1.2% CAGR Rising Standards of Living Increased Food/Pharma Safety Regulation $4.8 Billion Market Tailwinds and Growth Drivers Marking and Coding Bar Coding 15 Product Identification Logistics 4% Graphics 3% Foods 36% Other Industrials 24% Beverages 20% Cosmetics 5% Pharma 5% Non Food CP 3% Industrial/ Manufacturing 40% Transportation/ Logistics 19% Government 7% Commercial 6% Retail 14% Healthcare 7%

Investing in Organic Growth - Product Identification 16 New Research & Engineering buildings: Qualification laboratories R&E laboratories December 2010 completion date

Innovation & Growth: Product Identification 17 9232 Printer New ink circuit Cartridge driven Easy access for repair Low Additive consumption (-20%) New print module Better performances Speed (+20%) Start up 'All' inks New User interface 7 inch Color Touch screen New ergonomics Predictive maintenance

Direction: PID-Expand System Level Offering Document printing Photo/ID Graphics Postal Textile Comm. Printing Ceramic IJ & other print head technologies Labels/receipts Inks/ chemistry Data collection/ information services Automated ID printing / decorative printing Components & Consumables System Integration Barcode Coding Product ID Market Detail 18

Track & Trace - Line Layout PIDG Solutions 19

Summary 20 2%-3% 1% 1% Engineered Systems Revenue Outlook Portfolio Management For Accretive Growth Acquisitions - Bolt-on and new markets Expand company boundaries (market scope) DES Performance Model - An Operational Excellence System Strategy development Best Practices - Lean, strategic pricing, procurement, business development Talent development and succession CAGR 5%- 7% $2.7B

Thomas Giacomini President and Chief Executive Officer 1

Industrial Products 2 2010E REVENUE ^ $7.0B Industrial Products (26%) Electronic Technologies (20%) Fluid Management (23%) Engineered Systems (31%) Material Handling Mobile Equipment

Industrial Products Performance Update 3 Performance Update Profitable organic revenue growth Revenue up 12% through Q3 Earnings up 76% through Q3 Gross margin improved by 350 bps Y/Y Restructuring benefits achieved - sustainable Gross margins 250 bps over 2008 (peak revenue) 50% YTD Earnings Leverage Working capital discipline Working Capital as % of sales down 280bps Recent Trends Automotive markets improving globally Automation, Service sector Energy sector continues to improve Onshore and offshore counts / utilization Waste and Recycling trends mixed Municipal budgets - Long term tailwinds Aerospace strength Short term up cycle / long term growth rates Defense / Military headwinds 2011 program reductions

Industrial Products Strategic Focus Clear growth plan Focused investment areas Core markets New product development Global expansion Operational excellence Providing marketplace wins Driving margin expansion 4

Industrial Products Outlook: Platforms 5 CAGR 2%- 4% CAGR 7%- 9% $1.2B $1.5B

Industrial Products: 4 Key Strategic Focus Areas 6 6 Market Size and Growth Rates based on external sources and company estimates Focus Area Market Mid-Term Growth Rates Estimated at 5%

Growth Space: Commercial Aerospace 7

Growth Space: Commercial Aerospace Exceptional applications engineering and test capabilities Certified facilities with specialized manufacturing processes Proprietary / highly engineered systems with high entry barriers - heavily regulated Key platform driven; beginning 5-7 year upturn Gross Margins 40% + GM % Value-Add Structure Product Cycle Demand Stability, LT Market Growth 8 Commercial Aircraft Production Forecast 2008-2028 Chart data & Growth Rates based on external sources and company estimates Served Market Mid-Term Global Growth Rates Estimated at 5%-6% (CHART) RPM in Trillions

Growth Space: Waste & Recycling 9

Growth Space: Waste & Recycling 10 Leading position for Dover Increasing waste levels from global consumption trends Growth rates higher in developing economies Favorable recycling equipment demands Increased automation requirements and environmental regulations Emerging technology opportunities Green Technology / Telemetrics Waste-to-Energy GM % Value-Add Structure Product Cycle Demand Stability, LT Market Growth Served Market Mid-Term Global Growth Rate Estimated at 5%-7% Municipal Waste Generation Population Index 100 in 1980 Source: OECD Chart data & Growth Rates based on external sources and company estimates Waste Generation Outpaces Population Growth

Growth Focus: New Product Development

Geared Solutions

Olympus Winch: Brushless Motor Technology

- **Game changing advancement**
  - Electric replacing hydraulic
  - Lighter weight (more than 50%)
- **Severe duty applications – defensible**
  - Commercial & Military markets





Commercial Aerospace

Sargent Specialty Aerospace Components

- **Highly engineered specialty fasteners and pins**
- **Significant recurring revenue**
- **High entry barriers**
  - Proprietary designs , product / platform qualifications, certifications
- **A350 and 787**


787






A350X0WB



DOVER INDUSTRIALPRODUCTS
11

Growth Focus: New Product Development 12 Waste & Recycling Next Generation Automated Vehicle Enhances safety / Productivity Improved ergonomics Significant end user value Enhances ESG's leading market position Strong DIP Pipeline through 2013: Consolidated New Product Revenue $250M+

Global Opportunities 13 Geographic Footprint Strong operating company market positions VSG acquisition success in China Leveraging current operations in China, Brazil, and India Operating company synergy Joint Sales and Marketing efforts for common customers Leveraging Dover scale Regional Headquarters business development in China Increasing coordination in Brazil, India Increasing Penetration in China Partnering with key customers Following existing customers penetrating emerging markets Securing positions as China based OE manufacturers penetrate North America Market acceptance increasing Increasing productivity Safety

Operational Excellence: Competitive Advantage Safety commitment Supply chain wins Large metals and transportation spends Faster, more flexible production Facility investments / consolidations Enhancing operational efficiency DIP coordinated continuous improvement Segment-wide tools and measures Strategic pricing Fundamentally stronger out of downturn 14

Summary 15 A New Dover Industrial Products 2008-2009 restructure promises intact 50% 2010 YTD volume leverage Clear growth plan Focused investment areas New products: $150M+ Global expansion: $100M+ Operational Excellence - sustainable competitive advantage Providing marketplace wins Further margin expansion Industrial Products Revenue Outlook $2.5B CAGR 4%- 6%

Dave Van Loan President and Chief Executive Officer

Electronic Technologies

2010E REVENUE ≈ $7.0B

Fluid Management (23%)	Industrial Products (26%)	Engineered Systems (31%)	**Electronic Technologies (20%)**

VECTRON INTERNATIONAL — A DOVER COMPANY; KNOWLES ELECTRONICS; CERAMIC & MICROWAVE PRODUCTS — Electronic Components & Microwave Solutions — A DOVER COMPANY

Communication Components

High-end sound and high- frequency signal initiation, transmission, reception and conversion components

- **Microphones and receivers**
- **Filters, oscillators, switches**

ECT EVERETT CHARLES TECHNOLOGIES — A DOVER COMPANY; DEK; OK international

Electronic Assembly and Test

Assembly, repair, and test equipment for semiconductors and electronic circuit boards

- **Testers and fixtures**
- **Material deposition**
- **Precision soldering**

DOVER ELECTRONIC TECHNOLOGIES 2

Electronic Technologies Performance Update 3 Performance Update Improving revenue and margin trends Bookings have continued to grow YTD Margins benefiting from prior restructuring and structural changes to business MEMS microphone demand remains strong Handset growth is driving demand for components and equipment Solar business remains very active Recent Trends Electronic assembly and test bookings will seasonally slow Telecom infrastructure spending has slowed, but should pick up in 2011 Hearing aid growth remains solid Cell phone growth rates have returned to more normative levels Multi mic adoption will continue Flat Gov't spending on military / defense

Electronic Technologies Strategic Focus 4 New products for our core markets Position in front of growth tailwinds - take advantage of semicon upturn while diversifying our end markets and improving flexibility Expanding the core Pursue technology applications in adjacent markets: Solar + Sensors + Handlers Investing in new product development: Joy Stick and Consumer Optics Investing for growth Proactive acquisitions that strengthen unique advantages in focused markets Supply Chain benefits DET leading the Dover PCB initiative

Electronic Technologies Market Overview 5 CAGR 8-10% CAGR 11-13% $1.2B $.8B

Electronic Technologies Market Detail 6 Comparison of Revenue by End Markets 2000 2010 (CHART) Other 2.5% Alternative Energy 2.8% Industrial 12.3% PC's/ Servers 7.7% Telecom Infrastructure 16.7% Consumer Electronics 26.2% Medical 16.1% Military/ Space 14.3%

Electronic Technologies Market Detail 7 DET 2010 Revenue by Product Category Equipment 20% Components & Recurring Revenue 80%

Electronic Technologies Market Detail 8 DET 2010 Revenue by Product Category Non-Semi Components & Recurring Revenue 70% Non-Semi Equipment 13% Semiconductor Component & Recurring Revenue Semiconductor Equipment 7% 10%

Tailwinds and Growth Drivers - Mobile Communications Market growth ~ 7-8% Multi-mic adoption growing at ~ 10-13% annually SiSonic mobile share growing to 24%+ Other applications include headsets, gaming 9 Main Microphone Noise Cancelling Microphone Knowles Unit Growth

Tailwinds and Growth Drivers - Mobile Infrastructure Smart Phones have turned the promise of 3G into a reality... 10 ....new devices and form factors will further accelerate this trend... The Electronics Industry Report - Prismark 2010 The Mobile Internet Report, Morgan Stanley Research, Dec. '09

Tailwinds Growth Drivers - Alternative Energy Cell Making Equipment Market Turnover in 2009: ~$600M CAGR +30% China fastest growing production base Germany highest installed base Top 5 customers: First Solar, Suntech, Q-Cells, Sharp, JA Solar 11 Lux Research 3/2010 GW

Tailwinds and Investment Spending - Sensors 12

Tailwinds and Investment Spending - Consumer Optics and the Human / Machine Interface 13 (CHART) 5MP and higher Cameras are our focus Platforms 36% of the Market by 2013 CAGR: 43%

Growing DET 14 M&A Focus Knowles is a leading acoustics technology company, with multiple adjacent market opportunities. CMP and Vectron are both positioned in the $2B high frequency communications components space. Targeted companies include both private and public enterprises. Vectron and our SenGenuity sensor products participate in a $5B sensors market.

Summary 15 Electronic Technologies Revenue Outlook Tailwinds, Innovation and M&A will Propel Growth Sustainable trends Increased dependence on mobile communications Constant demand for bandwidth Focus on alternative energy Innovation Material Deposition - Solar Saw Filters - Sensors MEM's - Human Interface Devices Flat Interconnects - Sockets Focused M&A CAGR 9%- 11% $2.0B

Jim Moyle Vice President - Global Supply Chain

Global Supply Chain Initiative - Recap Mission Exercise collective clout to capture the benefits of common ownership What We Said Identify key suppliers Forge supplier alliances Standardize sourcing processes Provide data analysis tools Increase BCC/LCC sourcing Train and develop procurement professionals Drive savings across Dover 2

What We Did In 2010 Generated significant reduction in supplier base Created strategic alliances with key suppliers Developed Sourcing Organization Created Asian Procurement Group Designed Data Warehouse Implemented disciplined sourcing process Achieved $35M savings in 2010 Expect incremental savings of $40M - $65M in 2011 3

Projects Spending($B) Completed In Process Office Supplies, Copiers & Printers, Telecom X ? Transportation X ? Motors X ? Castings X ? Plastics X ? Metals X ? Health & Welfare Benefits X ? Travel X ? Technology X ? Utilities & Energy X ? Hydraulics X ? Printed Circuit Boards X ? Refrigeration Components X ? TOTAL $1.2 Savings $75M - $100M/yr. 4 Where We Are: Current Projects Status

Major win for Dover: $20M - $25M savings/year Significant carrier base reductions achieved 90+% Reduction in Carrier Base Will Result in Tremendous Reduction in Administrative Burden 5 Successful Transportation Initiative

90+% Reduction in Supply Base North America (24) Europe (6) $20M - $25M Savings/Yr. Incumbents used previously by Dover Op Co's = 300+ Researched & Contacted = 600 Attended Presentations = 200 Submitted Profiles = 130 Site Visits Conducted = 65 Negotiations Conducted = 45 Suppliers Chosen = 30 Price stability mechanisms secured. Price indices ensure metals market movement will drive changes in price. Cost Reduction Cost Avoidance 6 Significant Reduction of Dover's Global Metals Supply Base

What We're Doing - Summary Pushing forward into Travel, Hydraulics, PCBs, Refrigeration, Technology and Utilities in 2011 Continuing to develop and train the organization Leveraging Collective Clout to extract the Benefits of Common Ownership 30% of $4B spend addressed to date Total Spend - $4B Collective Clout - $1.8B OpCo Unique - $2.2B 0% 7 Addressed Not Addressed

Brad Cerepak Vice President and Chief Financial Officer

1.5 Experienced significant end-market rebound in several core markets Continued focus on strengthening our businesses Focused on margin improvement and operational efficiency Expanded segment margins approx 400bps over 2009 Accelerated productivity and lean initiatives including supply chain Invested in capacity expansion and product innovation Well positioned for growth Over $2B in cash & debt available for acquisitions Favorable tailwinds in several markets 2 Continuing Earnings Per Share 2008 2009 2010 * Excludes discrete tax benefits of $0.15 EPS in Q2 2009, and $0.20 EPS in Q3 2010 2010 ..... A Great Year

No surprises Business levels are as anticipated coming out of Q3 Normal seasonal patterns Full-year EPS guidance of $3.50-$3.55 remains unchanged Cash flow generation is strong What's new Pipeline continues to mature, deal flow is strong $0.02 - $0.03 EPS impact of deal costs expected in Q4 (not in prior guidance) Discrete tax benefits could add $0.02 to Q4 EPS (not in prior guidance) 3 Mid Q4 Update

2011 Initial Thoughts Comments Sales growth Organic (%) 6% - 8% Acquisition (%) Announced as closed Goal: 3% - 5% Segment margin (%) Up 50 - 90 bps from 2010 Interest expense Down slightly from 2010 Debt refinancing Corporate expense Flat with 2010 Comp & Pension CapEx Up slightly from 2010 Tax rate ^ 29% 4 2011 ... A Framework For Earnings Growth

5 2011 - 2013 Comments Annual Organic Sales Growth % 6 - 8% Longer term: 4 - 5% Annual Acquisition Sales Growth % Announced as closed Longer term: 3 - 5% Annualized Segment Margin Improvement 35 - 65 bps Sustainable Tax Rate 29% - 30% Annual Capex Spend 2.2% - 2.4% of revenue Free Cash Flow Generation 10% of revenue Committed to maintaining investment grade credit rating Cognizant of short-term performance metrics, but manage for the long term Long-term debt-to-cap target: 35% Continue long and consistent dividend policy (55 years of annually increasing dividends) Acquisitions compete with share buyback Consistent Financial Policy Three Year Outlook

Margin Expansion 6 2009 - 2010 margin expansion largely driven by restructuring efforts Significant cost take out across all segments Benefits from supply chain and restructuring Strategic pricing programs Looking forward Focus on productivity and costing down Supply chain continues to make an impact 2013 segment margin approaching 18% Margin Improvement : 105 - 195 bps Margin Improvement : 400 bps

Estimated cumulative cash flow (3-years, $B) Cash flow from operations $2.6 Capital expenditures (0.5) Free Cash Flow* 2.1 Change in net debt 0.1 Total $2.2 7 Internal projects to expand markets, develop products and boost productivity Return cash to shareholders through the continuation of our long-standing dividend policy Make strategic add-on acquisitions primarily focused in our five growth spaces Repurchase shares to principally cover dilution We anticipate generating over $2.5B in free cash flow 2011 -2013* 2008 - 2010 Capital Allocation Priorities * Reference Dover's Form 10-K for definition of free cash flow

Bob Livingston President and Chief Executive Officer

Conclusion - Financial Goals - Next Three Years 2 GROWTH Grow 6% - 8% organically, complemented by acquisition growth of 3% - 5% Total shareholder return in the top quartile of our peer companies MARGIN Expand segment margin to 17% - 18% by 2013 CASH FLOW Generate free cash flow of 10% of revenue

QUESTIONS